UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23494

T. Rowe Price Exchange-Traded Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

ANNUAL REPORT
December 31, 2023
T. ROWE PRICE
TMSL	Small-Mid Cap ETF
For more insights from T. Rowe Price investment professionals, go to troweprice.com.

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T. ROWE PRICE SMALL-MID CAP ETF

HIGHLIGHTS
■	U.S. small-cap and mid-cap stocks advanced in 2023, despite spending most of the year out of favor in an extremely narrow market, thanks to a late-period rally primarily influenced by the Federal Reserve signaling the conclusion of its rate-hike campaign and the initiation of rate cuts in 2024.
■	The Small-Mid Cap ETF outperformed the Russell 2500 Index and its secondary benchmark, the Lipper Mid-Cap Core Funds Index, from inception on June 14, 2023, through December 31, 2023.
■	Stock selection within industrials and business services added value. In health care, stock choices boosted relative returns, though our overweight allocation modestly mitigated those gains. Conversely, security selection in utilities detracted.
■	We employ fundamental research and active, bottom-up stock selection to construct a portfolio of reasonably valued companies with high-quality characteristics within the U.S. small- and mid-cap universes. We value companies with attractive relative valuation, improving earnings and cash flow, high return on capital, attractive operating margins, and sound balance sheet and financial management.
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T. ROWE PRICE SMALL-MID CAP ETF

Market Commentary
Dear Shareholder
Global stock and bond indexes were broadly positive during 2023 as most economies managed to avoid the recession that was widely predicted at the start of the year. Technology companies benefited from investor enthusiasm for artificial intelligence developments and led the equity rally, while fixed income benchmarks rebounded late in the year amid falling interest rates.
For the 12-month period, the technology-oriented Nasdaq Composite Index rose about 43%, reaching a record high and producing the strongest result of the major benchmarks. Growth stocks outperformed value shares, and developed market stocks generally outpaced their emerging markets counterparts. Currency movements were mixed over the period, although a weaker dollar versus major European currencies was beneficial for U.S. investors in European securities.
Within the S& P 500 Index, which finished the year just short of the record level it reached in early 2022, the information technology, communication services, and consumer discretionary sectors were all lifted by the tech rally and recorded significant gains. A small group of tech-oriented mega-cap companies helped drive much of the market’s advance. Conversely, the defensive utilities sector had the weakest returns in the growth-focused environment, and the energy sector also lost ground amid declining oil prices. The financials sector bounced back from the failure of three large regional banks in the spring and was one of the top-performing segments in the second half of the year.
The U.S. economy was the strongest among the major markets during the period, with gross domestic product growth coming in at 4.9% in the third quarter, the highest since the end of 2021. Corporate fundamentals were also broadly supportive. Year-over-year earnings growth contracted in the first and second quarters of 2023, but results were better than expected, and earnings growth turned positive again in the third quarter. Markets remained resilient despite a debt ceiling standoff in the U.S., the outbreak of war in the Middle East, the continuing conflict between Russia and Ukraine, and a sluggish economic recovery in China.
Inflation remained a concern, but investors were encouraged by the slowing pace of price increases as well as the possibility that the Federal Reserve was nearing the end of its rate-hiking cycle. The Fed held rates steady after raising its short-term lending benchmark rate to a target range of 5.25% to 5.50% in July,

T. ROWE PRICE SMALL-MID CAP ETF

the highest level since March 2001, and at its final meeting of the year in December, the central bank indicated that there could be three 25-basis-point rate cuts in 2024.
The yield of the benchmark 10-year U.S. Treasury note briefly reached 5.00% in October for the first time since late 2007 before falling back to 3.88% by period-end, the same level where it started the year, amid cooler-than-expected inflation readings and less-hawkish Fed rhetoric. Fixed income benchmarks were lifted late in the year by falling yields. Investment-grade and high yield corporate bonds produced solid returns, supported by the higher coupons that have become available over the past year, as well as increasing hopes that the economy might be able to avoid a recession.
Global economies and markets showed surprising resilience in 2023, but considerable uncertainty remains as we look ahead. Geopolitical events, the path of monetary policy, and the impact of the Fed’s rate hikes on the economy all raise the potential for additional volatility. We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to help identify securities that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE SMALL-MID CAP ETF

Management’s Discussion of Fund Performance
INVESTMENT OBJECTIVE
The fund seeks to provide long-term capital growth.
FUND COMMENTARY
How did the fund perform over the reporting period?
The Small-Mid Cap ETF returned 12.23% from inception through December 31, 2023. The fund outperformed the Russell 2500 Index and its secondary benchmark, the Lipper Mid-Cap Core Funds Index. (Past performance cannot guarantee future results.)
What factors influenced the fund’s performance?
Our active, bottom-up stock selection allowed us to build a portfolio of reasonably valued companies with high-quality characteristics within the small- and mid-cap universes, with our stock selection having generated alpha in all but one sector since inception.
PERFORMANCE COMPARISON
	Total Return
Periods Ended 12/31/23	6 Months	Since Inception 6/14/23
Small-Mid Cap ETF (Based on Net Asset Value)	9.64%	12.23%
Small-Mid Cap ETF (At Market Price)*	9.51	12.23
Russell 2500 Index	7.93	9.66
Lipper Mid-Cap Core Funds Index	7.04	9.59
*Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.

T. ROWE PRICE SMALL-MID CAP ETF

Favorable stock selection within industrials and businesses services had the most significant impact on relative performance. Our position in Rolls-Royce, a power systems company serving the civil aerospace, military, marine, and energy sectors, added value during the period. Shares moved higher as the company reported better-than-expected guidance in its midyear trading update and continued to demonstrate operational improvement under new management. We believe these improvements can help drive margin growth and,  combined with the ongoing air travel recovery, give the potential for significant earnings and free cash flow improvement for the company that the market does not yet appreciate.
Our stock choices within health care also added value. Biotechnology was the health care subsector with the highest contribution to performance, with stock selection in several key names, including Biohaven, Insmed, and Cerevel Therapeutics, adding to returns. Our position in Molina Healthcare, a large managed care services provider with most of its business coming through Medicaid programs, also benefited returns. The company maintained its earnings targets despite a challenging backdrop for managed care operators, as medical loss ratio rose, with elective procedures increasing costs spent on medical claims. We like the company’s high-quality management team, differentiated organic and inorganic growth runways, and multiple sources of earnings upside.
Within the energy sector, our stock choices boosted relative returns, particularly within the offshore exploration segment, though our overweight allocation to the sector dampened those gains. Our view that the offshore exploration space was emerging from underinvestment and would benefit from increased demand, particularly internationally, pushed returns higher. Shares of TechnipFMC, the only company that offers a fully integrated subsea oil exploration service, moved higher as the company benefited from increased investment in its industry and a scarcity of capable rigs, which allows for elevated day rates. We believe TechnipFMC is well positioned for margin improvement, order growth, and accelerating cash flows as its integrated product offering is increasingly attractive to clients and it enjoys an attractive pricing power in its industry.
Conversely, stock selection in utilities detracted, making it the only sector within the portfolio that did not outperform the benchmark. Our underweight position in Vistra Corp., a Texas-based electricity and power generation company, detracted as leverage to rising natural gas prices during the period drove its share price higher.

T. ROWE PRICE SMALL-MID CAP ETF

How is the fund positioned?
Small- and mid-cap companies are at earlier stages in their development cycle, which provides the opportunity to invest in businesses with potentially higher growth prospects over longer durations with a modest increase in risk exposure versus their larger-cap peers. The portfolio management team applies a wide set of valuation metrics and techniques to identify companies in the small- and mid-cap universe with attractive long-term, risk-adjusted profiles. Given that the market was extremely narrow for much of 2023, with down-cap companies out of favor for most of the period, we were able to take advantage of pulling higher quality names into our universe and to construct the portfolio at an opportune time, with many stocks out of favor and at constructive valuations.
We aim to outperform the benchmark by owning a diversified portfolio of stocks
SECTOR DIVERSIFICATION
	Percent of Net Assets
	6/30/23	12/31/23
Industrials and Business Services	20.0%	19.6%
Information Technology	16.8	16.1
Financials	13.0	15.5
Health Care	14.9	12.6
Consumer Discretionary	10.5	11.1
Energy	4.7	6.2
Materials	4.6	4.8
Real Estate	4.9	4.7
Consumer Staples	3.9	3.9
Communication Services	3.1	2.6
Utilities	2.8	2.3
Other and Reserves	0.8	0.6
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

T. ROWE PRICE SMALL-MID CAP ETF

with attractive prospects instead of making large, concentrated investments in a small number of stocks.
The portfolio’s largest overweight relative to the Russell 2500 Index is in information technology. Our largest industry allocation is in software, where top holdings include Dynatrace—an application performance management company with a strong reputation and competitive lead in its space—and Zscaler, a software-as-a-service provider that allows companies to securely connect employees to the internet, that we view as, fundamentally, the best-positioned company among peers. In semiconductors and semiconductor equipment, our largest position is MKS Instruments. We believe the company sits in an attractive part of the semiconductor and advanced electronics value chain, serving as a critical supplier to manufacturers and equipment companies as roughly 85% of all semiconductor chips are manufactured using the company’s technology. One of the portfolio’s top positions, Western Digital, also falls in this space. Western Digital is the leading provider of storage technology, including hard disk drives and NAND solid-state drives, which we believe is a growing industry, and we are constructive on potential operational improvements to help close the gap to industry peers.
Our second-largest overweight relative to the benchmark is in energy, where our overweight bets are concentrated around the offshore exploration space, which we find attractive given the ongoing benefits from an expected cycle of capital expenditures in the industry and resulting elevated day rates. In addition to TechnipFMC, we have a large position in Tidewater, the global leader in offshore support vessels. We believe the company can continue to benefit from the ongoing reinvestment upcycle with higher day rates helping to drive margins, and a purchase of additional vessels during the year could prove transformational as demand for its services continues to rise. In the oil, gas, and consumable fuels industry, our top bet is in Cameco, the world’s largest uranium producer. Due to ongoing support for nuclear as a clean source of energy, uranium prices rebounded to 15-year highs in 2023 given supply constraints and elevated demand. We believe the company can realize idiosyncratic benefits as it announced significant production increases along with rising contract volumes and sales, which can improve its cost structure.
Our next largest relative overweight is in the health care sector. The portfolio’s largest position in the sector is in Select Medical Holdings, a Pennsylvania-based hospital conglomerate. We are encouraged by the company’s path to margin improvement in its long-term acute care hospital division, creating a valuation dislocation relative to market expectations, and it boasts a strong and savvy management team with a track record of delivering value to shareholders.

T. ROWE PRICE SMALL-MID CAP ETF

Our top position at year-end was in News Corp, a large international media conglomerate. We believe that the company trades at an attractive valuation given the breadth of its assets, the sums of which greatly exceed the current share price and create optionality around potential sales of assets that can boost returns.
What is portfolio management’s outlook?
The economy has demonstrated unexpected resilience, surpassing the expectations of most investors. Recognizing that policy rates have likely peaked in this tightening cycle, we anticipate that the market will broaden out and reward our long-term-oriented conviction toward investing behind quality companies with durable growth and strong fundamentals in the small- and mid-cap space. We remain confident that meaningful allocations across a well-diversified range of industries and businesses within the information technology, financials, and health care sectors positions the portfolio to capitalize on secular growth trends.
While our investment universe rallied in the last two months of 2023 due to economic data and central bank messaging that interest rates were likely to fall in 2024, the small- and mid-cap space was out of favor in an extremely narrow market for most of the year, presenting opportunities to build positions in high-conviction names that the market overlooked at attractive valuations. We believe this gives the portfolio meaningful upside, given the idiosyncratic nature of our investments, all of which have growth drivers that give them the potential to perform in any macroeconomic backdrop. We continue to maintain a cautious approach, given the likelihood for interest rates to fall more slowly than the market anticipates, uncertainty heading into a contentious presidential election in the U.S., and high geopolitical tensions across most of the world. Regardless of what lies ahead, we remain confident in our bottom-up stock selection process and continue to approach our opportunity set with a focus on long‐term investment horizons and best-in-class businesses that are trading at attractive valuations.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE SMALL-MID CAP ETF

RISKS OF INVESTING IN THE FUND
RISKS OF STOCK INVESTING
Principal Risks
As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater during periods of market disruption or volatility, are summarized as follows:
Mid-cap stocks. Investments in securities issued by mid-cap companies are likely to be more volatile than investments in securities issued by larger companies. Medium-sized companies may have less seasoned management, narrower product lines, and less capital reserves and liquidity than larger companies and more sensitive to economic, market, and industry changes.
Small-cap stocks. Investments in securities issued by small-cap companies are likely to be more volatile than investments in securities issued by larger companies. Small-cap companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions, and their securities may be difficult to trade.
Market conditions. The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues, such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

T. ROWE PRICE SMALL-MID CAP ETF

BENCHMARK INFORMATION
Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following: Copyright 2024 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Note: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2024. . FTSE Russell is a trading name of certain of the LSE Group companies. FTSE®” “Russell®”, “FTSE Russell® is/are a trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license.  All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication. The LSE Group is not responsible for the formatting or configuration of this material or for any inaccuracy in T. Rowe Price’s presentation thereof.

T. ROWE PRICE SMALL-MID CAP ETF

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
Percent of Net Assets
12/31/23
News Corp	1.6%
FleetCor Technologies	1.3
Stanley Black & Decker	1.3
TechnipFMC	1.3
Textron	1.3
Western Digital	1.2
Popular	1.1
Dynatrace Holdings	1.0
Fifth Third Bancorp	1.0
MKS Instruments	1.0
Select Medical Holdings	0.9
Tidewater	0.9
Zscaler	0.9
Huntington Ingalls Industries	0.8
PTC	0.8
RenaissanceRe Holdings	0.8
Rexford Industrial Realty	0.8
Western Alliance Bancorp	0.8
WestRock	0.8
Coca-Cola Consolidated	0.7
Esab	0.7
Fair Isaac	0.7
Lamar Advertising	0.7
OneMain Holdings	0.7
SS&C Technologies Holdings	0.7
Total	23.8%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

T. ROWE PRICE SMALL-MID CAP ETF

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
Small-Mid Cap ETF
Note: See the Average Annual Compound Total Return table.
*Since 6/30/23.

T. ROWE PRICE SMALL-MID CAP ETF

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Period Ended 12/31/23	Since Inception 6/14/23
Small-Mid Cap ETF (Based on Net Asset Value)	12.23%*
Small-Mid Cap ETF (At Market Price)	12.23*

The fund's performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times. For the most recent month-end performance, please visit our website (troweprice.com).
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. Past performance cannot guarantee future results.
*Returns for periods of less than one year are not annualized.
PREMIUM/DISCOUNT INFORMATION
The frequency at which the daily market prices were at a discount or premium to the fund’s net asset value is available on the fund’s website (troweprice.com).
EXPENSE RATIO
Small-Mid Cap ETF	0.55%
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE SMALL-MID CAP ETF

FUND EXPENSE EXAMPLE
As a shareholder, you may incur two types of costs: (1) transaction costs, such as brokerage commissions on purchases and sales, and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as brokerage commissions paid on purchases and sales of shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE SMALL-MID CAP ETF

Small-Mid Cap ETF
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23 to 12/31/23
Actual	$1,000.00	$1,096.40	$2.91
Hypothetical (assumes 5% return before expenses)	1,000.00	1,022.43	2.80

*	Expenses are equal to the fund’s annualized expense ratio for the 6-month period (0.55%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), and divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE SMALL-MID CAP ETF

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

6/14/23 (1) Through
12/31/23
NET ASSET VALUE
Beginning of period	$ 25.00
Investment activities
Net investment income(2) (3)	0.15
Net realized and unrealized gain/loss	2.90
Total from investment activities	3.05
Distributions
Net investment income	(0.09)
NET ASSET VALUE
End of period	$ 27.96
Ratios/Supplemental Data
Total return, based on NAV(3) (4)	12.23%
Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.55% (5)
Net expenses after waivers/payments by Price Associates	0.55% (5)
Net investment income	1.09% (5)
Portfolio turnover rate(6)	14.5%
Net assets, end of period (in thousands)	$ 67,109

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	See Note 6 for details to expense-related arrangements with Price Associates.
(4)	Total return reflects the rate that an investor would have earned on an investment in the fund during period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5)	Annualized
(6)	Portfolio turnover excludes securities received or delivered through in-kind share transactions.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-MID CAP ETF

December 31, 2023
PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)

COMMON STOCKS 99.4%
COMMUNICATION SERVICES 2.6%
Entertainment 0.2%
Endeavor Group Holdings, Class A	5,484	130
		130
Interactive Media & Services 0.5%
Match Group (1)	4,864	178
Pinterest, Class A (1)	3,814	141
		319
Media 1.9%
News, Class B	41,918	1,078
Nexstar Media Group	1,561	245
		1,323
Total Communication Services		1,772
CONSUMER DISCRETIONARY 11.1%
Automobile Components 1.2%
Autoliv	1,802	199
BorgWarner	2,953	106
Magna International	3,155	186
Patrick Industries	2,953	296
		787
Automobiles 0.3%
Rivian Automotive, Class A (1)	9,378	220
		220
Diversified Consumer Services 0.7%
Bright Horizons Family Solutions (1)	3,497	330

T. ROWE PRICE SMALL-MID CAP ETF

	Shares	$ Value
(Cost and value in $000s)
Duolingo (1)	715	162
		492
Hotels Restaurants & Leisure 3.9%
Accel Entertainment (1)	8,066	83
Arcos Dorados Holdings, Class A	17,723	225
Bloomin' Brands	6,233	175
Boyd Gaming	2,884	180
Churchill Downs	1,413	191
Darden Restaurants	570	94
Domino's Pizza	892	368
DraftKings (1)	10,670	376
MGM Resorts International (1)	3,259	145
Travel Leisure	2,382	93
Vail Resorts	556	119
Wendy's	8,458	165
Wingstop	906	232
Wynn Resorts	1,622	148
		2,594
Household Durables 1.1%
La-Z-Boy	2,326	86
NVR (1)	59	413
PulteGroup	2,216	229
		728
Specialty Retail 2.4%
Academy Sports & Outdoors	1,048	69
Bath & Body Works	5,637	243
Burlington Stores (1)	1,071	208
Five Below (1)	1,141	243
Floor & Decor Holdings, Class A (1)	1,501	168
Tractor Supply	951	205
Ulta Beauty (1)	390	191

T. ROWE PRICE SMALL-MID CAP ETF

	Shares	$ Value
(Cost and value in $000s)
Williams-Sonoma	1,554	314
		1,641
Textiles, Apparel & Luxury Goods 1.5%
Deckers Outdoor (1)	604	403
Ralph Lauren	2,898	418
Steven Madden	4,568	192
		1,013
Total Consumer Discretionary		7,475
CONSUMER STAPLES 3.9%
Beverages 0.9%
Celsius Holdings (1)	2,033	111
Coca-Cola Consolidated	513	476
		587
Consumer Staples Distribution & Retail 1.4%
BJ's Wholesale Club Holdings (1)	2,597	173
Casey's General Stores	537	147
Dollar General	1,340	182
Performance Food Group (1)	2,397	166
US Foods Holding (1)	6,400	291
		959
Food Products 1.2%
Darling Ingredients (1)	6,250	311
Flowers Foods	10,964	247
Tyson Foods, Class A	4,422	238
		796
Personal Care Products 0.4%
elf Beauty (1)	1,859	269
		269
Total Consumer Staples		2,611

T. ROWE PRICE SMALL-MID CAP ETF

	Shares	$ Value
(Cost and value in $000s)
ENERGY 6.2%
Energy Equipment & Services 3.8%
Expro Group Holdings (1)	22,029	351
Liberty Energy, Class A	16,405	298
Noble	4,757	229
Oceaneering International (1)	8,135	173
TechnipFMC	43,049	867
Tidewater (1)	8,513	614
		2,532
Oil, Gas & Consumable Fuels 2.4%
APA	3,086	111
Cameco	10,016	432
Chesapeake Energy	4,327	333
Diamondback Energy	1,949	302
Ovintiv	4,476	196
Range Resources	7,854	239
		1,613
Total Energy		4,145
FINANCIALS 15.5%
Banks 5.6%
East West Bancorp	4,544	327
Fifth Third Bancorp	19,998	690
First BanCorp/Puerto Rico	15,169	250
Hancock Whitney	4,264	207
Huntington Bancshares	29,174	371
Popular	8,631	708
Synovus Financial	4,521	170
Webster Financial	7,490	380
Western Alliance Bancorp	8,140	536
Zions Bancorp	3,240	142
		3,781

T. ROWE PRICE SMALL-MID CAP ETF

	Shares	$ Value
(Cost and value in $000s)
Capital Markets 2.5%
Cboe Global Markets	951	170
FactSet Research Systems	551	263
Jefferies Financial Group	4,741	192
LPL Financial Holdings	1,407	320
Main Street Capital	3,103	134
Morningstar	1,082	310
Tradeweb Markets, Class A	2,525	229
Virtus Investment Partners	270	65
		1,683
Consumer Finance 0.7%
OneMain Holdings	10,044	494
		494
Financial Services 4.1%
Banco Latinoamericano de Comercio Exterior SA, Class E	3,910	97
Corebridge Financial	18,937	410
Equitable Holdings	8,325	277
Essent Group	3,467	183
Euronet Worldwide (1)	328	33
FleetCor Technologies (1)	3,026	855
Global Payments	1,264	161
Jackson Financial, Class A	3,128	160
Payoneer Global (1)	23,690	124
Voya Financial	5,676	414
		2,714
Insurance 2.6%
Everest Re Group	807	285
Hanover Insurance Group	963	117
Hartford Financial Services Group	3,949	317
Kemper	3,970	193
Reinsurance Group of America	1,956	317

T. ROWE PRICE SMALL-MID CAP ETF

	Shares	$ Value
(Cost and value in $000s)
RenaissanceRe Holdings	2,682	526
		1,755
Total Financials		10,427
HEALTH CARE 12.6%
Biotechnology 4.8%
ACADIA Pharmaceuticals (1)	4,561	143
Akero Therapeutics (1)	1,726	40
Alkermes PLC (1)	1,455	40
Alnylam Pharmaceuticals (1)	504	96
Ascendis Pharma, ADR (1)	940	118
Biohaven (1)	4,251	182
Blueprint Medicines (1)	2,576	238
Cerevel Therapeutics Holdings (1)	4,566	194
Exact Sciences (1)	2,045	151
Genmab, ADR (1)	2,393	76
Immuneering, Class A (1)	3,470	26
Insmed (1)	6,089	189
Ionis Pharmaceuticals (1)	3,347	169
Karuna Therapeutics (1)	864	273
Kymera Therapeutics (1)	3,410	87
Legend Biotech, ADR (1)	1,423	86
Morphic Holding (1)	1,467	42
Neurocrine Biosciences (1)	1,332	176
Prothena (1)	2,019	73
RAPT Therapeutics (1)	1,560	39
Relay Therapeutics (1)	7,152	79
Replimune Group (1)	3,250	27
REVOLUTION Medicines (1)	4,040	116
Sage Therapeutic (1)	2,632	57
Sarepta Therapeutics (1)	975	94
Ultragenyx Pharmaceutical (1)	2,938	141
Vaxcyte (1)	2,271	143

T. ROWE PRICE SMALL-MID CAP ETF

	Shares	$ Value
(Cost and value in $000s)
Xencor (1)	3,313	70
Zentalis Pharmaceuticals (1)	2,905	44
		3,209
Health Care Equipment & Supplies 2.3%
Baxter International	6,978	270
Cooper	316	119
Dentsply Sirona	11,743	418
Hologic (1)	2,714	194
Lantheus Holdings (1)	931	58
Merit Medical Systems (1)	527	40
STERIS	621	136
Teleflex	1,262	315
		1,550
Health Care Providers & Services 2.5%
AMN Healthcare Services (1)	395	30
Cardinal Health	1,415	143
Molina Healthcare (1)	1,091	394
Select Medical Holdings	26,996	634
Tenet Healthcare (1)	4,086	309
Universal Health Services, Class B	1,130	172
		1,682
Life Sciences Tools & Services 1.4%
Avantor (1)	7,936	181
Bio-Techne	970	75
Charles River Laboratories International (1)	1,559	369
ICON (1)	330	93
Medpace Holdings (1)	600	184
Repligen (1)	325	58
		960
Pharmaceuticals 1.6%
Catalent (1)	5,892	265

T. ROWE PRICE SMALL-MID CAP ETF

	Shares	$ Value
(Cost and value in $000s)
Elanco Animal Health (1)	18,295	273
Prestige Consumer Healthcare (1)	1,634	100
Structure Therapeutics, ADR (1)	986	40
Viatris	32,892	356
		1,034
Total Health Care		8,435
INDUSTRIALS & BUSINESS SERVICES 19.6%
Aerospace & Defense 3.2%
Curtiss-Wright	1,028	229
Howmet Aerospace	6,795	368
Huntington Ingalls Industries	1,980	514
Rolls-Royce Holdings (GBP) (1)	48,525	185
Textron	10,918	878
		2,174
Building Products 2.5%
A O Smith	795	65
Advanced Drainage Systems	399	56
Armstrong World Industries	1,669	164
Builders FirstSource (1)	1,707	285
Carlisle Cos	847	265
Fortune Brands Innovations	2,150	164
Owens Corning	1,320	196
Trex (1)	2,395	198
UFP Industries	2,058	258
		1,651
Commercial Services & Supplies 1.2%
Brink's	2,560	225
Clean Harbors (1)	2,313	404
GEO Group (1)	18,887	204
		833

T. ROWE PRICE SMALL-MID CAP ETF

	Shares	$ Value
(Cost and value in $000s)
Construction & Engineering 1.7%
AECOM	849	78
API Group (1)	4,355	151
Comfort Systems USA	1,494	307
EMCOR Group	982	212
WillScot Mobile Mini Holdings (1)	8,302	369
		1,117
Electrical Equipment 0.9%
Acuity Brands	759	156
Atkore (1)	1,582	253
Hubbell	654	215
		624
Ground Transportation 0.9%
JB Hunt Transport Services	1,926	385
Landstar System	1,133	219
		604
Machinery 4.6%
Blue Bird (1)	3,842	104
Enerpac Tool Group	2,504	78
EnPro Industries	350	55
Esab	5,721	495
Graco	685	59
Hillenbrand	2,188	105
IDEX	464	101
Lincoln Electric Holdings	1,036	225
Middleby (1)	2,355	347
Mueller Water Products, Class A	10,454	150
Stanley Black & Decker	9,061	889
Terex	2,693	155
Timken	3,697	296
		3,059

T. ROWE PRICE SMALL-MID CAP ETF

	Shares	$ Value
(Cost and value in $000s)
Passenger Airlines 0.3%
Southwest Airlines	7,971	230
		230
Professional Services 3.6%
ASGN (1)	2,183	210
Booz Allen Hamilton Holding	1,827	234
Broadridge Financial Solutions	1,370	282
FTI Consulting (1)	726	145
Kforce	1,047	71
Korn Ferry	4,135	245
Leidos Holdings	3,013	326
Paylocity Holding (1)	1,078	178
SS&C Technologies Holdings	7,684	469
Verra Mobility (1)	9,856	227
		2,387
Trading Companies & Distributors 0.7%
SiteOne Landscape Supply (1)	1,861	303
Watsco	311	133
		436
Total Industrials & Business Services		13,115
INFORMATION TECHNOLOGY 16.1%
Electronic Equipment, Instruments & Components 1.4%
Belden	2,791	216
CTS	6,031	264
Jabil	2,871	366
Littelfuse	260	69
		915
IT Services 1.2%
Akamai Technologies (1)	1,936	229
Amdocs	2,666	234

T. ROWE PRICE SMALL-MID CAP ETF

	Shares	$ Value
(Cost and value in $000s)
GoDaddy, Class A (1)	3,206	341
		804
Semiconductors & Semiconductor Equipment 3.7%
Axcelis Technologies (1)	980	127
Diodes (1)	2,907	234
Entegris	2,951	354
Lattice Semiconductor (1)	2,952	204
MKS Instruments	6,397	658
Monolithic Power Systems	362	228
Photronics (1)	7,384	232
Skyworks Solutions	2,036	229
SMART Global Holdings (1)	2,058	39
Teradyne	1,415	153
		2,458
Software 8.5%
A10 Networks	9,058	119
Appfolio, Class A (1)	449	78
Bill Holdings (1)	1,037	85
Box (1)	8,945	229
Confluent, Class A (1)	7,191	168
Descartes Systems Group (1)	4,400	370
DocuSign (1)	4,344	258
Dolby Laboratories, Class A	1,366	118
Dynatrace (1)	11,741	642
Fair Isaac (1)	390	454
Gen Digital	17,800	406
HubSpot (1)	261	152
Manhattan Associates (1)	836	180
Monday.com (1)	884	166
PTC (1)	3,240	567
Qualys (1)	1,128	221
Samsara, Class A (1)	6,830	228

T. ROWE PRICE SMALL-MID CAP ETF

	Shares	$ Value
(Cost and value in $000s)
Teradata (1)	5,181	225
Tyler Technologies (1)	1,032	431
Zscaler (1)	2,856	633
		5,730
Technology Hardware, Storage & Peripherals 1.3%
Pure Storage, Class A (1)	2,813	100
Western Digital (1)	15,241	798
		898
Total Information Technology		10,805
MATERIALS 4.8%
Chemicals 1.5%
CF Industries Holdings	4,645	369
RPM International	2,872	321
Westlake Chemical	2,160	302
		992
Construction Materials 0.4%
Summit Materials, Class A (1)	5,703	219
Vulcan Materials	202	46
		265
Containers & Packaging 1.4%
Avery Dennison	1,166	236
Ball	3,296	189
WestRock	12,250	509
		934
Metals & Mining 1.2%
Hudbay Minerals	24,451	135
Reliance Steel & Aluminum	1,259	352
Steel Dynamics	2,708	320
		807

T. ROWE PRICE SMALL-MID CAP ETF

	Shares	$ Value
(Cost and value in $000s)
Paper & Forest Products 0.3%
West Fraser Timber	2,420	207
		207
Total Materials		3,205
REAL ESTATE 4.7%
Hotel & Resort REITs 0.3%
DiamondRock Hospitality, REIT	10,969	103
Host Hotels & Resorts, REIT	7,318	142
		245
Industrial REITs 0.8%
Rexford Industrial Realty, REIT	9,666	542
		542
Office REITs 0.3%
Vornado Realty Trust, REIT	6,924	196
		196
Residential REITs 0.5%
Equity LifeStyle Properties, REIT	2,718	192
Sun Communities, REIT	1,239	165
		357
Retail REITs 0.7%
Brixmor Property Group, REIT	8,482	198
Regency Centers, REIT	3,793	254
		452
Specialized REITs 2.1%
CubeSmart, REIT	4,482	208
Iron Mountain, REIT	2,736	192
Lamar Advertising, Class A, REIT	4,501	478
Rayonier, REIT	6,885	230

T. ROWE PRICE SMALL-MID CAP ETF

	Shares	$ Value
(Cost and value in $000s)
Weyerhaeuser, REIT	8,024	279
		1,387
Total Real Estate		3,179
UTILITIES 2.3%
Electric Utilities 1.1%
Evergy	8,455	441
FirstEnergy	7,417	272
		713
Independent Power & Renewable Electricity Producer 0.2%
Vistra	3,463	134
		134
Multi-Utilities 1.0%
Ameren	3,354	242
CenterPoint Energy	8,852	253
NiSource	7,149	190
		685
Total Utilities		1,532
Total Common Stocks (Cost $59,982)		66,701
SHORT-TERM INVESTMENTS 0.6%
Money Market Funds 0.6%
State Street Institutional U.S. Government Money Market Fund, 5.32% (2)	379,442	379
Total Short-Term Investments (Cost $379)		379
Total Investments in Securities 100.0% of Net Assets (Cost $60,361)		$67,080

‡	Shares are denominated in U.S. dollars unless otherwise noted.
(1)	Non-income producing.
(2)	Seven-day yield

T. ROWE PRICE SMALL-MID CAP ETF

ADR	American Depositary Receipts
REIT	A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder
GBP	British Pound
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-MID CAP ETF

December 31, 2023
     STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $60,361)	$ 67,080
Dividends receivable	58
Total assets	67,138
Liabilities
Investment management and administrative fees payable	29
Total liabilities	29
NET ASSETS	$ 67,109
Net assets consists of:
Total distributable earnings (loss)	$ 6,299
Paid-in capital applicable to 2,400,000 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares authorized	60,810
NET ASSETS	$67,109
NET ASSET VALUE PER SHARE	$ 27.96
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-MID CAP ETF

     STATEMENT OF OPERATIONS

($000s)
6/14/23 Through
12/31/23
Investment Income (Loss)
Dividend income (net of foreign taxes of $1)	$ 332
Investment management and administrative expense	111
Net investment income	221
Realized and Unrealized Gain / Loss
Net realized gain (loss)
Securities	(423)
In-kind redemptions	56
Net realized loss	(367)
Change in net unrealized gain / loss on securities	6,719
Net realized and unrealized gain / loss	6,352
INCREASE IN NET ASSETS FROM OPERATIONS	$6,573
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-MID CAP ETF

     STATEMENT OF CHANGES IN NET ASSETS

($000s)
6/14/23 Through
12/31/23
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 221
Net realized loss	(367)
Change in net unrealized gain / loss	6,719
Increase in net assets from operations	6,573
Distributions to shareholders
Net earnings	(218)
Capital share transactions*
Shares sold	61,961
Shares redeemed	(1,207)
Increase in net assets from capital share transactions	60,754
Net Assets
Increase during period	67,109
Beginning of period	-
End of period	$67,109
*Share information
Shares sold	2,450
Shares redeemed	(50)
Increase in shares outstanding	2,400
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-MID CAP ETF

     NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Exchange-Traded Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Small-Mid Cap ETF (the fund) is a diversified, open-end management investment company established by the corporation. The fund incepted on June 14, 2023. The fund seeks to provide long-term capital growth.
NOTE  1  –   SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions
Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Proceeds from litigation payments, if any, are included in either net realized gain (loss) or change in net unrealized gain/loss from securities. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually. A capital gain distribution, if any, may also be declared and paid by the fund annually. Dividends and distributions cannot be automatically reinvested in additional shares of the fund.

T. ROWE PRICE SMALL-MID CAP ETF

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.
Capital Transactions
The fund issues and redeems shares at its net asset value (NAV) only with Authorized Participants and only in large blocks of 50,000 shares (each, a “Creation Unit”). The fund’s NAV per share is computed at the close of the New York Stock Exchange (NYSE). However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed and/or variable purchase or redemption transaction fee as well as any applicable additional variable charge to defray the transaction cost to a fund.
Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (NYSE Arca) and because the shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). The fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the NYSE Arca is open.
New Accounting Guidance
In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, the fund opted to early adopt, as permitted, effective December 1, 2022. Adoption of the guidance did not have a material impact on the fund’s financial statements.

T. ROWE PRICE SMALL-MID CAP ETF

Indemnification
In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE  2  –   VALUATION
Fair Value
The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee). Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1  –  quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2  –  inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3  –  unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about

T. ROWE PRICE SMALL-MID CAP ETF

the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques
Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.
The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the Valuation Designee determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of the fund’s portfolio securities. Each business day, the Valuation Designee uses information from outside pricing services to evaluate the quoted prices of portfolio securities and, if appropriate, decides whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Designee uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The Valuation Designee cannot predict how often it will use quoted prices or how often it will determine it necessary to adjust those prices to reflect fair value.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use

T. ROWE PRICE SMALL-MID CAP ETF

of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.
Valuation Inputs
The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2023 (for further detail by category, please refer to the accompanying Portfolio of Investments):
($000s)	Level 1	Level 2	Level 3	Total Value
Assets
Common Stocks	$66,516	$185	$—	$66,701
Short-Term Investments	379	—	—	379
Total	$66,895	$185	$—	$67,080
NOTE  3  –   OTHER INVESTMENT TRANSACTIONS
Purchases and sales of portfolio securities excluding in-kind transactions and short-term securities aggregated $20,563,000 and $5,515,000, respectively, for the period ended December 31, 2023. Portfolio securities received and delivered through in-kind transactions aggregated $46,504,000 and $1,201,000, respectively, for the period ended December 31, 2023.

T. ROWE PRICE SMALL-MID CAP ETF

NOTE  4  –   FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.
Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments, if any, have no impact on results of operations or net assets. The permanent book/tax adjustments relate primarily to redemptions in kind.
The tax character of distributions paid for the periods presented was as follows:
($000s)
December 31,
2023
Ordinary income (including short-term capital gains, if any)	$218
At December 31, 2023, the tax-basis cost of investments, (including derivatives, if any) and gross unrealized appreciation and depreciation were as follows:
($000s)
Cost of investments	$60,361
Unrealized appreciation	$ 7,698
Unrealized depreciation	(979)
Net unrealized appreciation (depreciation)	$ 6,719
At December 31, 2023, the tax-basis components of accumulated net earnings (loss) were as follows:

T. ROWE PRICE SMALL-MID CAP ETF

($000s)
Undistributed ordinary income	$ 4
Net unrealized appreciation (depreciation)	6,719
Loss carryforwards and deferrals	(424)
Total distributable earnings (loss)	$6,299
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales. The loss carryforwards and deferrals primarily relate to capital loss carryforwards. Capital loss carryforwards are available indefinitely to offset future realized capital gains.
NOTE  5  –   FOREIGN TAXES
The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.
NOTE  6  –   RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses but does not cover interest and

T. ROWE PRICE SMALL-MID CAP ETF

borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and nonrecurring and extraordinary expenses. All costs related to organization and offering of the fund are borne by Price Associates.
T. Rowe Price Investment Services, Inc. (Investment Services) serves as distributor to the fund. Pursuant to an underwriting agreement, no compensation for any distribution services provided is paid to Investment Services by the fund.
As of December 31, 2023, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 1,983,473 shares of the fund, representing 83% of the fund’s net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the period ended December 31, 2023, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
NOTE  7  –   OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war and conflict, terrorism, geopolitical events, and public health epidemics and similar public health threats may significantly affect the economy and the markets and issuers in which the fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
The global outbreak of COVID-19 and related governmental and public responses have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market either in specific countries or worldwide.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict, leading to economic sanctions imposed on Russia that target certain of its citizens and issuers and sectors of the Russian economy, creating impacts on Russian-related stocks and debt and greater volatility in global markets.

T. ROWE PRICE SMALL-MID CAP ETF

In March 2023, the banking industry experienced heightened volatility, which sparked concerns of potential broader adverse market conditions.  The extent of impact of these events on the US and global markets is highly uncertain.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund’s overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE SMALL-MID CAP ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of T. Rowe Price Exchange-Traded Funds, Inc. and Shareholders of T. Rowe Price Small-Mid Cap ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Small-Mid Cap ETF (one of the funds constituting T. Rowe Price Exchange-Traded Funds, Inc., referred to hereafter as the "Fund") as of December 31, 2023, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period June 14, 2023 (inception) through December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations, changes in its net assets, and the financial highlights for the period June 14, 2023 (inception) through December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE SMALL-MID CAP ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(CONTINUED)
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.
/s/  PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2024
We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

T. ROWE PRICE SMALL-MID CAP ETF

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/23
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The fund’s distributions to shareholders included:
For taxable non-corporate shareholders, $273,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.
For corporate shareholders,  $251,000 of the fund’s income qualifies for the dividends received deduction.
INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each  fund’s Statement of Additional Information. You may request this document by calling 1-800-638-5660 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.”  Click on the Proxy Voting Policies link in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and  through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT is available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings at troweprice.com.
TAILORED SHAREHOLDER REPORTS FOR MUTUAL FUNDS AND EXCHANGE TRADED FUNDS
In October 2022, the Securities and Exchange Commission (SEC) adopted rule and form amendments requiring Mutual Funds and Exchange-Traded Funds to transmit concise and visually engaging streamlined annual and semiannual reports that highlight key information to shareholders. Other information, including financial statements, will no longer appear in

T. ROWE PRICE SMALL-MID CAP ETF

the funds’ shareholder reports but will be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

T. ROWE PRICE SMALL-MID CAP ETF

Liquidity Risk Management Program
In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment adviser, T. Rowe Price Associates, Inc. (Adviser), as the administrator of the Liquidity Program. As administrator, the Adviser is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. The Adviser has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within the Adviser.
The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.
As required by the Liquidity Rule, at a meeting held on July 24, 2023, the Board was presented with an annual assessment that was prepared by the LRC on behalf of the Adviser and addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.
For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1, 2022, through March 31, 2023. The report described the methodology for classifying a fund’s investments (including any derivative transactions) into one of four liquidity

T. ROWE PRICE SMALL-MID CAP ETF

categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.
During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

T. ROWE PRICE SMALL-MID CAP ETF

ABOUT THE FUND’S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be “interested” directors as defined in Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS(a)
Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Teresa Bryce Bazemore (1959) 2020 [209]	President and Chief Executive Officer, Federal Home Loan
Bank of San Francisco (2021 to present); Chief Executive Officer,
Bazemore Consulting LLC (2018 to 2021); Director, Chimera
Investment Corporation (2017 to 2021); Director, First Industrial
Realty Trust (2020 to present); Director, Federal Home Loan Bank of
Pittsburgh (2017 to 2019)
Melody Bianchetto (1966) 2023 [209]	Vice President for Finance, University of Virginia (2015 to 2023)
Bruce W. Duncan (1951) 2020 [209]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to
2021); Chair of the Board (2016 to 2020) and President (2009 to 2016),
First Industrial Realty Trust, owner and operator of industrial properties;
Member, Investment Company Institute Board of Governors (2017 to
2019); Member, Independent Directors Council Governing Board (2017
to 2019); Senior Advisor, KKR (2018 to 2022); Director, Boston
Properties (2016 to present); Director, Marriott International, Inc. (2016 to
2020)
Robert J. Gerrard, Jr. (1952) 2020 [209]	Chair of the Board, all funds (July 2018 to present)

T. ROWE PRICE SMALL-MID CAP ETF

INDEPENDENT DIRECTORS(a) (continued)
Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Paul F. McBride (1956) 2020 [209]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)
Mark J. Parrell (1966) 2023 [209]	Board of Trustees Member and Chief Executive Officer (2019 to
present), President (2018 to present), Executive Vice President and
Chief Financial Officer (2007 to 2018), and Senior Vice President and
Treasurer (2005 to 2007), EQR; Member, Nareit Dividends Through
Diversity, Equity & Inclusion CEO Council and Chair, Nareit 2021 Audit
and Investment Committee (2021); Advisory Board, Ross Business
School at University of Michigan (2015 to 2016); Member, National
Multifamily Housing Council and served as Chair of the Finance
Committee (2015 to 2016); Member, Economic Club of Chicago;
Director, Brookdale Senior Living, Inc. (2015 to 2017); Director, Aviv
REIT, Inc. (2013 to 2015); Director, Real Estate Roundtable and the
2022 Executive Board Nareit; Board of Directors and Chair of the
Finance Committee, Greater Chicago Food Depository
Kellye L. Walker (1966) 2021 [209]	Executive Vice President and Chief Legal Officer, Eastman Chemical
Company (April 2020 to present); Executive Vice President and Chief
Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March
2020); Director, Lincoln Electric Company (October 2020 to present)
  (a)All information about the independent directors was current as of December 31, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

T. ROWE PRICE SMALL-MID CAP ETF

INTERESTED DIRECTORS(a)
Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
David Oestreicher (1967) 2020 [209]	Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services,
Inc., and T. Rowe Price Services, Inc.; Director and Secretary,
T. Rowe Price Investment Management, Inc. (Price Investment
Management); Vice President and Secretary, T. Rowe Price
International (Price International); Vice President, T. Rowe Price Hong
Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T.
Rowe Price Singapore (Price Singapore); General Counsel, Vice
President, and Secretary, T. Rowe Price Group, Inc.; Chair of the
Board, Chief Executive Officer, President, and Secretary, T. Rowe
Price Trust Company; Principal Executive Officer and Executive Vice
President, all funds
Eric L. Veiel, CFA (1972) 2022 [209]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Vice President, Global Funds
  (a)All information about the interested directors was current as of December 31, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
OFFICERS
Name (Year of Birth) Position Held With Exchange-Traded Funds, Inc.	Principal Occupation(s)
Christopher P. Brown (1977) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Armando (Dino) Capasso (1974) Chief Compliance Officer and Vice President	Chief Compliance Officer and Vice President, T. Rowe Price and Price Investment Management; Vice President, T. Rowe Price Group, Inc.; formerly, Chief Compliance Officer, PGIM Investments LLC and AST Investment Services, Inc. (ASTIS) (to 2022); Chief Compliance Officer, PGIM Retail Funds complex and Prudential Insurance Funds (to 2022); Vice President and Deputy Chief Compliance Officer, PGIM Investments LLC and ASTIS (to 2019)
Timothy Coyne (1967) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vincent Michael DeAugustino (1983) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

T. ROWE PRICE SMALL-MID CAP ETF

OFFICERS (continued)
Name (Year of Birth) Position Held With Exchange-Traded Funds, Inc.	Principal Occupation(s)
Anna Alexandra Dreyer, Ph.D., CFA (1981) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, Price Investment Management, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Cheryl Emory (1963) Assistant Secretary	Assistant Vice President and Assistant Secretary, T. Rowe Price; Assistant Secretary, T. Rowe Price Group, Inc., Price Investment Management, Price International, Price Hong Kong, Price Singapore, T. Rowe Price Investment Services,
Inc., T. Rowe Price Retirement Plan Services, Inc., and T.
Rowe Price Trust Company
Joseph B. Fath, CPA (1971) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
David Giroux (1975) Executive Vice President	Vice President, Price Investment Management, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Paul Greene II (1978) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Cheryl Hampton, CPA (1969) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly, Tax Director, Invesco Ltd. (to 2021); Vice President, Oppenheimer Funds, Inc. (to 2019)
Ann M. Holcomb, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Thomas J. Huber, CFA (1966) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Stephon Jackson, CFA (1962) Co-president	Director and President, Price Investment Management; Vice President, T. Rowe Price Group, Inc.
Benjamin Kersse, CPA (1989) Vice President	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Robert M. Larkins, CFA (1973) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
John D. Linehan, CFA (1965) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

T. ROWE PRICE SMALL-MID CAP ETF

OFFICERS (continued)
Name (Year of Birth) Position Held With Exchange-Traded Funds, Inc.	Principal Occupation(s)
Jodi Love (1977) Executive Vice President	Vice President, Price Investment Management and T. Rowe Price Group, Inc.; formerly, Managing Director, Jennison Associates LLC (to 2019)
Paul M. Massaro, CFA (1975) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Robert P. McDavid (1972) Vice President	Vice President, T. Rowe Price, T. Rowe Price Investment Management, T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company
Colin McQueen (1967) Executive Vice President	Vice President, Price Investment Management and T. Rowe Price Group, Inc.; formerly, Senior Investment Manager, Global Equities, Sanlam FOUR Investments UK Limited (to 2019)
Joshua Nelson (1977) Co-president	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company
Jason Nogueira, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Alexander S. Obaza (1981) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Donald J. Peters (1959) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
Jason Benjamin Polun, CFA (1974) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Sebastian Schrott (1977) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International
Richard Sennett, CPA (1970) Assistant Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Gabriel Solomon (1977) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Peter Stournaras (1973) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Managing Director and Chief Portfolio Strategist, JP Morgan Private Bank (to 2020)

T. ROWE PRICE SMALL-MID CAP ETF

OFFICERS (continued)
Name (Year of Birth) Position Held With Exchange-Traded Funds, Inc.	Principal Occupation(s)
Taymour R. Tamaddon, CFA (1976) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Ellen York (1988) Vice President	Vice President, Price Investment Management and T. Rowe Price
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least 5 years.

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100 East Pratt Street
Baltimore, MD 21202
Call 1-800-638-5660 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202402-3282501
T. Rowe Price Investment Services, Inc.
ETF1075-050 02/24

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Paul F. McBride qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. McBride is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2023	2022
Audit Fees	$25,357	$
Audit-Related Fees	-
Tax Fees	-
All Other Fees	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

 (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,524,000 and $2,037,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)

A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Exchange-Traded Funds, Inc.
By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2024

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 16, 2024